EXHIBIT 10.96















                               EXCHANGE AGREEMENT


                  Exchange Agreement (the "Agreement") dated September 10, 1996, by and among Ramsay Health Care, Inc., a Delaware corporation ("RHCI"), Paul Ramsay Hospitals Pty. Limited, an Australian corporation ("Ramsay Hospitals"), and Paul J. Ramsay ("Ramsay").

                                R E C I T A L S:

                  WHEREAS, the Board of Directors of RHCI has authorized the exchange of outstanding options (the "Options") to purchase an aggregate of 476,070 shares of common stock, $.01 par value (the "Common Stock"), of RHCI held by Ramsay for warrants (the "Warrants") to purchase an aggregate of 500,000 shares of Common Stock; and

                  WHEREAS, Ramsay has directed RHCI to issue the Warrants to Ramsay Hospitals.

                  NOW,  THEREFORE,  in consideration  of the foregoing,  and the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   SECTION I.

                              ISSUANCE OF WARRANTS

                  A. In exchange for the Warrants, Ramsay hereby surrenders and delivers the Options to RHCI for cancellation and RHCI hereby acknowledges receipt of option certificates dated November 10, 1995 representing the Options. Ramsay hereby directs RHCI to issue the Warrants to Ramsay Hospitals. RHCI hereby issues and delivers to Ramsay Hospitals the Warrants and Ramsay Hospitals acknowledges receipt of a certificate representing the Warrants in the form of Exhibit A hereto.


                                   SECTION II

                     REPRESENTATIONS AND WARRANTIES OF RHCI

                  RHCI  hereby   represents  and  warrants  to  each  of  Ramsay
Hospitals and Ramsay, as of the date hereof, that:



182915.2
1271-1370

                  A. Organization; Good Standing. RHCI is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged.

                  B. Authority. RHCI has the corporate power and authority to issue and deliver the Warrants in accordance with the terms hereof. RHCI has duly authorized the execution and delivery of this Agreement and this Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity. The shares of Common Stock issuable upon the exercise of the Warrants, when issued and paid for in accordance with the terms of the warrant certificate evidencing the Warrants, will be validly issued, fully paid and nonassessable shares of Common Stock.

                  C. No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or By-Laws of RHCI or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which RHCI is a party or by which RHCI or any of its assets is bound.


                                   SECTION III

               REPRESENTATIONS AND WARRANTIES OF RAMSAY HOSPITALS

                  Ramsay Hospitals hereby represents and warrants to each of RHCI and Ramsay, as of the date hereof, that:

                  A. Authority. Ramsay Hospitals has the corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by Ramsay Hospitals, the performance by Ramsay Hospitals of its covenants and agreements hereunder and the consummation by Ramsay

Hospitals of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of Ramsay Hospitals, enforceable against Ramsay Hospitals in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

                  B. No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which Ramsay Hospitals is a party or by which Ramsay Hospitals or any of its assets is bound.

                  C. Investment in RHCI.

                      (i) Ramsay Hospitals understands that RHCI proposes to issue and deliver to Ramsay Hospitals the Warrants pursuant to this Agreement without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); that for such purpose RHCI will rely upon the representations and warranties of Ramsay Hospitals contained herein; and that such non-compliance with registration is not permissible unless such representations and warranties are correct.

                      (ii) Ramsay Hospitals understands that, under existing rules of the Securities and Exchange Commission (the "SEC"), Ramsay Hospitals may be unable to sell the Warrants or the underlying shares of Common Stock with respect to which the Warrants are exercisable (the "RHCI Shares") except to the extent that the Warrants or the RHCI Shares may be sold (i) pursuant to an effective registration statement covering the Warrants or the RHCI Shares pursuant to the Securities Act and applicable state securities laws or an applicable exemption therefrom or (ii) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on any resale or (iii) subject to the restrictions contained in Rule 144 under the Securities Act ("Rule 144").

                      (iii) Ramsay Hospitals is not relying on RHCI respecting the financial, tax and other economic considerations of an investment in the Warrants and the Common Stock; Ramsay Hospitals has relied on the advice of, or has consulted with, only its own advisors.

                      (iv) Ramsay Hospitals is familiar with the provisions of Rule 144 and the limitations upon the availability and applicability of such rule.

                      (v) Ramsay Hospitals is a sophisticated investor familiar with the type of risks inherent in the acquisition of restricted securities such as the Warrants and the RHCI Shares and its financial position is such that it can afford to retain such securities for an indefinite period of time without realizing any direct or indirect cash return on its investment.

                      (vi) Ramsay Hospitals has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the issuance of the Warrants and the RHCI Shares to Ramsay Hospitals and to evaluate the merits and risks of an investment in the Warrants and the RHCI Shares and to make an informed investment decision with respect thereto.

                      (vii) Ramsay Hospitals is acquiring the Warrants and the RHCI Shares as an investment for its sole account, and without any present view towards the sale or other distribution thereof.

                      (viii) Ramsay Hospitals is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.


                                   SECTION IV

                REPRESENTATIONS AND WARRANTIES OF PAUL J. RAMSAY

                  Ramsay hereby represents and warrants to each of RHCI and Ramsay Hospitals, as of the date hereof, that:

                  A. Ramsay has good and valid title to the Options, free and clear of all liens, charges, encumbrances, security interests or adverse claims whatsoever and has the right to transfer the Options to RHCI, and upon the transfer of the Options to RHCI hereunder, RHCI will acquire good and marketable title to the Options, free and clear of any lien, encumbrance, charge, security interest or claim whatsoever.



182915.2
1271-1370

                      B. Ramsay has duly executed and delivered this Agreement, and this Agreement constitutes a valid and legal binding obligation of Ramsay, enforceable against him in accordance with its terms.


                                    SECTION V

                                  MISCELLANEOUS

                      A.  Notices.   All  notices,   requests  or   instructions
hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or sent via facsimile transmission as follows:

                          (1)      if to RHCI:

                                    Entergy Corporation Building
                                    639 Loyola Avenue, Suite 1700
                                    New Orleans, Louisiana  70113
                                    Attention:  President
                                    Telecopier: (504) 585-0505
                                    Telephone:  (504) 525-2505

                           (2)      if to Ramsay Hospitals:

                                    c/o Ramsay Health Care Pty. Limited
                                    Suite 103
                                    1st Floor, 156 Pacific Highway
                                    Greenwich NSW 2065
                                    Australia
                                    Attention:  Paul J. Ramsay
                                    Telecopier: 011-61-2-906-5205
                                    Telephone:  011-61-2-906-3444

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, two days after the date of mailing, if mailed or on the day of transmission, if sent via facsimile provided telephonic confirmation of receipt is obtained promptly after completion of transmission.

                      B. Survival of Representations. Each representation, warranty, covenant and agreement of the parties hereto herein contained shall survive the execution of this Agreement, notwithstanding any investigation at any time made by or on behalf of any party hereto.

                      C. Entire Agreement. This Agreement and the documents referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

                      D. Assignment. This Agreement shall not be assignable by RHCI, Ramsay Hospitals or Ramsay except pursuant to a writing executed by each of the parties hereto; provided, however, that Ramsay Hospitals may assign this Agreement and the Warrants to any corporation or other entity directly or indirectly controlled by Ramsay.

                      E. Invalidity, Etc. If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

                      F. Expenses. Each of the parties hereto shall bear such party's own expenses in connection with this Agreement and the transactions contemplated hereby.

                      G. Headings; Gender. The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement. In this Agreement references to a particular gender shall include the other genders as the context requires.

                      H. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                      I. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State.

                      J.  Counterparts.   This  Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                                          *          *          *

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                                 RAMSAY HEALTH CARE, INC.



                                 By:________________________________
                                    Name: Remberto Cibran
                                    Title: President


                                 PAUL RAMSAY HOSPITALS PTY. LIMITED


                                 By:________________________________
                                    Name:   Peter J. Evans
                                    Title:  Director



                                 -----------------------------------
                                          Paul J. Ramsay

                                                                       EXHIBIT A






THIS WARRANT CERTIFICATE AND THE WARRANTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") BUT HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (i) THE HOLDER THEREOF SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY (AS HEREINAFTER DEFINED) THAT REGISTRATION THEREOF UNDER THE SECURITIES ACT IS NOT REQUIRED OR (ii) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT THERETO SHALL HAVE BECOME EFFECTIVE.

THIS WARRANT CERTIFICATE IS ISSUED PURSUANT TO AND IS SUBJECT TO THE TERMS AND CONDITIONS OF AN EXCHANGE AGREEMENT (THE "EXCHANGE AGREEMENT") DATED SEPTEMBER 10, 1996 BY AND AMONG RAMSAY HEALTH CARE, INC., PAUL RAMSAY HOSPITALS, PTY. LIMITED AND PAUL J. RAMSAY (A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY) AND IS ENTITLED TO THE BENEFITS THEREOF.


                                                                500,000 Warrants


                               WARRANT CERTIFICATE

                  To Subscribe for and Purchase shares of Common Stock, par value $.01, of

                            RAMSAY HEALTH CARE, INC.

                  THIS CERTIFIES that, for value received, Paul Ramsay Hospitals, Pty. Limited, an Australian corporation, or its registered successors and assigns, is the owner of the number of warrants (the "Warrants") set forth above, each of which entitles the owner thereof to purchase from Ramsay Health Care, Inc., a Delaware corporation (herein called the "Company"), one share of Common Stock, par value $.01, of the Company (individually, a "Common Share" and collectively, the "Common Shares"), at an initial exercise price of $2.75 per share, subject to adjustment from time to time pursuant to the provisions of paragraph 2. The Warrants evidenced hereby may be exercised by the registered holder hereof at any time during the period from December 31, 2002 through 5:00 P.M. New York City Time on June 30, 2003; provided, however, that notwithstanding the foregoing, such Warrants may be exercised at any time after the date hereof, if at the time of such exercise, the Market Price (as defined in Section 2(a)(H) hereof, but calculated without giving effect to the last clause of the first sentence of such definition) shall have equalled or exceeded $7.00 (the "Acceleration Price") on at least fifteen (15) trading days, which need not be consecutive, subsequent to the date hereof. For purposes of this Warrant Certificate, the term "Common Shares" shall mean the class of capital stock of the Company designated common stock, par value $.01, as constituted on the date hereof, and any other class of capital stock of the Company resulting from successive changes or reclassifications of the Common Shares.

                  1. Exercise of Warrants. Subject to the foregoing, the Warrants evidenced hereby may be exercised by the registered holder hereof, in whole or in part, by the surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Company), at the principal office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at such holder's last address appearing on the books of the Company) and upon payment to the Company by certified or official bank check or checks payable to the order of the Company of the purchase price of the Common Shares purchased. The Company agrees that the Common Shares so purchased shall be deemed to be issued to the registered holder hereof on the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as aforesaid; provided, however, that no such surrender and payment on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive such Common Shares as the record holder thereof on such date, but such surrender and payment shall be effective to constitute the person entitled to receive such Common Shares as the record holder thereof for all purposes immediately after the opening of business on the next succeeding day on which such stock transfer books are open. The certificate(s) for such Common Shares shall be delivered to the registered holder hereof within a reasonable time, not exceeding five days, after the Warrants evidenced hereby shall have been so exercised and a new Warrant Certificate evidencing the number of Warrants, if any, remaining unexercised shall also be issued to the registered holder within such time unless such Warrants shall have expired. No fractional Common Shares of the Company, or scrips for any such fractional shares, shall be issued upon the exercise of any Warrants.

                  2. Adjustment in Exercise Price and Number of Shares. The initial exercise price of $2.75 per share shall be subject to adjustment from time to time as hereinafter provided (such price, as last adjusted, being hereinafter called the "Exercise Price"). Upon each adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (a) Adjustment of Warrant Exercise Price upon Issue of Common Shares. Except in the case of the issuance from time to time of Excluded Shares (as defined below), if and whenever after the date hereof the Company shall issue or sell any Common Shares for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, or the Company shall issue or sell any Common Shares for a consideration per share less than the Market Price (as hereinafter defined) of the Common Shares at the time of such issue or sale, then, forthwith upon such issue or sale, the Exercise Price shall be reduced (but not increased, except as otherwise specifically provided in Section 2(a)(C)) to the lower of the prices (calculated to the nearest cent) determined as follows:

                           (x) by dividing (i) an amount equal to the sum of (A)
                  the aggregate number of Common Shares outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, and (B) the consideration, if any, received by the Company upon such issue or sale, by (ii) the aggregate number of Common Shares outstanding immediately after such issue or sale; and

                           (y) by  multiplying  the  Exercise  Price  in  effect
                  immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the aggregate number of Common Shares outstanding immediately prior to such issue or sale multiplied by the Market Price of the Common Shares immediately prior to such issue or sale plus
                  (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of
                  (iii) the aggregate number of Common Shares outstanding immediately after such issue or sale, multiplied by (iv) the Market Price of the Common Shares immediately prior to such issue or sale.

No adjustment of the Exercise Price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made upon the earlier of (i) the third anniversary of the issuance or deemed issuance of the securities requiring such adjustment hereunder, and (ii) the time of and together with the next subsequent adjustment.

                  For purposes hereof, the term "Excluded Shares" shall mean Common Shares issued to employees, officers, directors or affiliates of, or consultants to, the Company (or any of its subsidiaries, direct or indirect), pursuant to any agreement, plan (including without limitation stock option plans and stock purchase plans), arrangement or stock option heretofore or hereafter approved by the Board of Directors of the Company, including without duplication pursuant to options or warrants to purchase or rights to subscribe for such Common Shares, securities which by their terms are convertible into or exchangeable for such Common Shares, and options and warrants to purchase or rights to subscribe for such convertible or exchangeable securities.

                  For purposes of this Section 2(a),  the  following  paragraphs
(A) to (I), inclusive, shall be applicable:

                           (A) Issuance of Rights or Options. In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of Common Shares or any stock or securities convertible into or exchangeable for Common Shares (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Shares are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of Common Shares issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options or less than the Market Price of the Common Shares determined as of the date of granting such rights or options, as the case may be, then the total maximum number of Common Shares issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Exercise Price specified in
                  Section 2(a). Except as provided in subparagraph (C), no further adjustment of the Exercise Price shall be made upon the actual issue of such Common Shares or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities.

                           (B) Issuance of  Convertible  Securities.  In case at
                  any time after the date hereof the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the right to exchange or convert thereunder is immediately exercisable, and the price per share for which Common Shares are issuable upon such conversion or exchange (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, or less than the Market Price of the Common Shares determined as of the date of such issue or sale of such Convertible Securities, as the case may be, then the total maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding as of the date of the issue or sale of such Convertible Securities and to have been issued for such price per share, with the effect on the Exercise Price specified in Section 2(a); provided, however, that (a) except as otherwise provided in subparagraph (C), no further adjustment of the Exercise Price shall be made upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to the provisions of subparagraph (A), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                           (C) Change in Option Price or Conversion  Rate.  Upon
                  the happening of any of the following events, namely, if the purchase price provided for in any right or option referred to in subparagraph (A), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (A) or (B), or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for Common Shares shall change (other than under or by reason of provisions designed to protect against dilution), the Exercise Price then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to the Exercise Price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or right referred to in subparagraph (A), or the termination of any such right to convert or exchange any such Convertible Securities referred to in subparagraphs (A) or (B), the Exercise Price then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to the Exercise Price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been granted, issued or sold, and the Common Shares issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in subparagraph (A) or the rate at which any Convertible Securities referred to in subparagraphs
                  (A) or (B) are convertible into or exchangeable for Common Shares shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Shares upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall, if not already adjusted, forthwith be adjusted to such amount as would have obtained had such right, option or Convertible Securities never been issued as to such Common Shares and had adjustments been made upon the issuance of the Common Shares delivered as aforesaid, but only if as a result of such adjustment the Exercise Price then in effect hereunder is thereby reduced.

                           (D) Stock Dividends.  In case at any time the Company
                  shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in Common Shares or Convertible Securities, any Common Shares or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration with the effect on the Exercise Price specified in Section 2(a).

                           (E)  Consideration  for  Stock.  In case at any  time
                  Common Shares or Convertible Securities or any rights or options to purchase any such Common Shares or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case at any time any Common Shares, Convertible Securities or any rights or options to purchase any such Common Shares or
                  Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case at any time any Common Shares, Convertible Securities or any rights or options to purchase any Common Shares or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Shares, Convertible Securities, rights or options, as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no consideration is allocated to such rights or options by the parties thereto, such rights or options shall be deemed to have been issued without consideration. In the event of any consolidation or merger of the Company in which stock or securities of another corporation or other entity are issued in exchange for Common Stock of the Company or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation or other entity, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation or other entity computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation or other entity, and if any such calculation results in the adjustment of the Exercise Price, the determination of the number of shares of Common Stock receivable upon exercise of this Warrant Certificate immediately prior to such merger, consolidation or sale, for purposes of Section 2(c), shall be made after giving effect to such adjustment of the Exercise Price.

                           (F) Record  Date.  In case the  Company  shall take a
                  record of the holders of its Common Shares for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Shares or Convertible Securities, or (ii) to subscribe for or purchase Common Shares or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (G) Treasury Shares. The number of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Shares for the purposes of Section 2(a).

                           (H) Definition of Market Price. The term "Market Price" shall mean, for any day, the last sale price for the Common Shares on the principal securities exchange on which the Common Shares are listed or admitted to trading, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Shares on the National Association of Securities Dealers National Market System, or, if the Common Shares shall not be listed on such system, the NASDAQ Small Cap Market, or, if the Common Shares shall not be listed on such market, the average of the closing bid and asked prices in the over-the-counter market, in each such case, unless otherwise provided herein (including in the second sentence of this Warrant Certificate), averaged over a period of 20 consecutive business days prior to the day as of which the Market Price is being determined. If at any time the Common Shares are not listed on any such exchange, such system or such market or quoted in the over-the-counter market, the Market Price of the Common Shares shall be deemed to be the higher of (i) the book value thereof, as determined in accordance with generally accepted accounting principles consistent with those then being applied by the Company, by any firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing selected by the Board of Directors of the Company, as of the last day of the month ending within 31 days preceding the date as of which the determination is to be made, and (ii) the fair value thereof, as determined in good faith by an independent brokerage firm, Standard & Poor's Corporation or Moody's Investors Service, as of a date which is within 15 days preceding the date as of which the determination is to be made.

                           (I) Certain Acquisitions. Anything herein to the contrary notwithstanding, in case at any time after the date hereof the Company shall issue any Common Shares or Convertible Securities, or any rights or options to purchase any Common Shares or Convertible Securities, in connection with the acquisition by the Company of the stock or assets of any other corporation or other entity or the merger of any other corporation or other entity with and into the Company under circumstances where on the date of the issuance of such Common Shares or Convertible Securities, or such rights or options, the consideration received for such Common Shares or deemed to have been received for the Common Shares into which such Convertible Securities are convertible or for which such rights or options are exercisable is less than the Market Price of the Common Shares, but on the date the number of Common Shares or Convertible Securities, or in the case of Convertible Securities other than stock, the aggregate principal amount of Convertible Securities, or the number of such rights or options was determined (as set forth in a binding agreement between the Company and the other party to the transaction) the consideration received for such Common Shares or deemed to have been received for the Common Shares into which such Convertible Securities are convertible or for which such rights or options are exercisable would not have been less than the Market Price of the Common Shares, such Common Shares shall not be deemed to have been issued for less than the Market Price of the Common Shares.

                  (b) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares, each of the Exercise Price and the Acceleration Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares of the Company shall be combined into a smaller number of shares, each of the Exercise Price and the Acceleration Price in effect immediately prior to such combination shall be proportionately increased.

                  (c) Reorganization, Reclassification, Consolidation, Merger. If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation or other entity, or sale, transfer or other disposition of all or substantially all of the Company's properties to another corporation or other entity shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each holder of Warrants shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Common Shares immediately theretofore issuable upon exercise of the Warrants, such shares of stock, securities or properties as may be issuable or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares immediately theretofore issuable upon exercise of the Warrants, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each holder of Warrants to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price and the Acceleration Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition, unless prior to or simultaneously with the consummation thereof the successor corporation or other entity, if other than the Company, resulting from such consolidation or merger, or the corporation or other entity purchasing or otherwise acquiring such properties shall assume, by written instrument executed and mailed or delivered to the holders of Warrants at the last address of such holders appearing on the books of the Company, the obligation to deliver to such holders such shares of stock, securities or properties, in accordance with the foregoing provisions, as such holders may be entitled to acquire. The above provisions of this subparagraph 2(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers, or other dispositions.

                  (d) Liquidating Dividends. In case at any time the Company shall distribute pro rata to all holders of its Common Shares evidences of its indebtedness or assets (excluding cash dividends or cash distributions paid out of retained earnings or retained surplus) then, forthwith upon such distribution, the Exercise Price shall be reduced by the fair market value of the evidences of indebtedness or assets so distributed applicable to one Common Share (as conclusively determined by an investment banking firm designated by a majority in interest of the holders of Warrants; it being understood that the fees of such investment banking firm shall be borne by the Company).

                  (e) Notice of Determination. Except as otherwise provided herein, upon any adjustment of the Exercise Price, then and in each such case the Company shall promptly obtain the certification of a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing selected by the Company's Board of Directors, which certification shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Common Shares issuable upon exercise of the Warrants held by each holder of Warrants, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall promptly mail a copy of such accountants' certification to each holder of Warrants.

                  (f) Intent of Provisions. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the other provisions of this Section 2 are not strictly applicable or if strictly applicable, would not fairly protect the rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then such Board of Directors shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of Warrants. Upon receipt of such opinion by the Board of Directors of the Company, the Company shall forthwith make the adjustments described therein; provided, however, that no such adjustment pursuant to this
Section 2(f) shall have the effect of increasing the Exercise Price as otherwise determined pursuant to the other provisions of this Section 2 except in the event of a combination of shares of the type contemplated in Section 2(b) and then in no event to an amount larger than the Exercise Price as adjusted pursuant to Section 2(b).

                  3. Other Notices. If at any time prior to the expiration of the Warrants evidenced hereby:

                  (a) The Company shall declare any dividend on the Common Shares payable in shares of capital stock of the Company, cash or other property; or

                  (b) The Company shall authorize the issue of any options, warrants or rights pro rata to all holders of Common Shares entitling them to subscribe for or purchase any shares of stock of the Company or to receive any other rights; or

                  (c) The Company shall authorize the distribution pro rata to all holders of Common Shares of evidences of its indebtedness or assets (excluding cash dividends or cash distributions paid out of retained earnings or retained surplus); or

                  (d) There shall occur any reclassification of the Common Shares, or any consolidation or merger of the Company with or into another corporation or other entity (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the Common Shares) or a sale or transfer to another corporation or other entity of all or substantially all of the properties of the Company; or

                  (e)  There  shall  occur  the   voluntary   or  involun   tary
                  liquidation, dissolution or winding up of the affairs of the Company;

then, and in each of such cases, the Company shall deliver to the registered holder hereof at its last address appearing on the books of the Company, as promptly as practicable but in any event at least 15 days prior to the applicable record date (or determination date) mentioned below, a notice stating, to the extent such information is available, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up.

                  4. Representations and Warranties of the Company. The Company represents and warrants to and covenants with the registered holder hereof as follows:

                      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified and in good standing under the laws of any foreign jurisdiction where the failure to be so qualified would have a material adverse effect on its ability to perform its obligations under the Warrants evidenced by this Warrant Certificate and it has full corporate power and authority to issue the Warrants and to carry out the provisions of the Warrants evidenced by this Warrant Certificate.

                      (b) The issuance, execution and delivery of this Warrant Certificate has been duly authorized by all necessary corporate action on the part of the Company and each of the Warrants evidenced by this Warrant Certificate constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights, by general principles of equity and by limitations on the availability of equitable remedies.

                      (c) Neither the execution and delivery of the Warrants evidenced by this Warrant Certificate by the Company, nor compliance by the Company with the provisions hereof, violates any provision of its Certificate of Incorporation or By-Laws, as amended, or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or will result in any breach of the terms of or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any agreement or instrument to which the Company is a party or by which it or any of its properties is bound.

                  5. Company to Provide Stock. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof to the registered holder hereof. The Company further covenants and agrees that during the period within which the Warrants evidenced hereby may be exercised, the Company will at all times reserve such number of shares of its capital stock as may be sufficient to permit the exercise in full of the Warrants evidenced hereby.

                  6. Registered Holder. The registered holder of this Warrant Certificate shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled by virtue of ownership of this Warrant Certificate to any rights whatsoever as a shareholder of the Company.

                  7. Transfer. This Warrant Certificate and the Warrants evidenced hereby may be sold, transferred, pledged, hypothecated or otherwise disposed of; provided that this Warrant Certificate and the Warrants evidenced hereby may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless, in the opinion of counsel reasonably satisfactory to the Company, such transfer would not result in a violation of the provisions of the Securities Act. Any transfer of this Warrant Certificate and the Warrants evidenced hereby, in whole or in part, shall be effected upon surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Company), at the principal office or agency of the Company referred to in
Section 1 hereof. If all of the Warrants evidenced hereby are being sold, transferred, pledged, hypothecated or otherwise disposed of, the Company shall issue a new Warrant Certificate registered in the name of the appropriate transferee(s). If less than all of the Warrants evidenced hereby are being sold, transferred, pledged, hypothecated or otherwise disposed of, the Company shall issue new Warrant Certificates, in each case in the appropriate number of Warrants, registered in the name of the registered holder hereof and the transferee(s), as applicable. Any Common Shares of the Company issued upon any exercise hereof may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless, in the opinion of counsel reasonably satisfactory to the Company, such transfer would not result in a violation of the Securities Act. Each taker and holder of this Warrant Certificate, the Warrants evidenced hereby and any shares of capital stock of the Company issued upon exercise of any such Warrants, by taking or holding the same, consents to and agrees to be bound by the provisions of this Section 7.

                                      * * *

                  IN WITNESS WHEREOF, RAMSAY HEALTH CARE, INC. has caused this Warrant Certificate to be signed by a duly authorized officer and this Warrant Certificate to be dated September 10, 1996.


                                           RAMSAY HEALTH CARE, INC.



                                           By
                                            Name:  Remberto Cibran
                                            Title: President

                                FORM OF EXERCISE

                (to be executed by the registered holder hereof)


                  The undersigned hereby exercises ____ Warrants to subscribe for and purchase shares of common stock, par value $.01 ("Common Shares"), of RAMSAY HEALTH CARE, INC. evidenced by the within Warrant Certificate and herewith makes payment of the purchase price in full. Kindly issue certificates for the Common Shares in accordance with the instructions given below. The certificate for the unexercised balance of the Warrants evidenced by the within Warrant Certificate, if any, will be registered in the name of the undersigned.


Dated:






Instructions for registration of shares




    Name (please print)


Social Security or Other Identifying
Number:


Address:


_________________________________
           Street


_________________________________
    City, State and Zip Code